UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2006

____________________

NEW AGE TRANSLATION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-125575	20-1983837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12926 Morehead, Chapel Hill, NC		27517
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (919) 969-2982

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Adoption of 2006 Equity Compensation Plan

On November 22, 2006, both the Registrant’s board of directors and its shareholders adopted and approved the New Age Translation, Inc. 2006 Equity Compensation Plan, a copy of which is filed herewith as Exhibit 10.1 (the “2006 Plan”).

The following is a summary of the material provisions of the 2006 Plan.  The summary is qualified in its entirety by reference to the 2006 Plan itself.

Purpose of the 2006 Plan.  The 2006 Plan provides a means for the Registrant to award specific equity-based benefits to officers and other employees, consultants and directors, of the Registrant and its related companies.

The board of directors adopted the 2006 Plan to attract and retain such individuals and to encourage them to exercise their best efforts to enhance the growth of the Registrant and its related companies.

Eligibility.  Employees and consultants of the Registrant and its related companies and non-employees of the Registrant may receive awards under the 2006 Plan.  Only the Registrant’s employees or employees of the Registrant’s subsidiary companies, however, may receive incentive stock options (“ISOs”) under the 2006 Plan.

Awards to be Offered.  The 2006 Plan provides for the granting of:

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ISOs and nonqualified stock options (“NQSOs”) to purchase shares;

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stock appreciation rights representing the right to receive an amount measured by the appreciation in share value;

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stock subject to time-based and/or performance-based vesting (restricted stock);

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restricted stock units representing the right to receive an amount measured by the value of a share of stock, subject to time-based and/or performance-based vesting;

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stock awarded as a bonus (“Bonus Stock”); and

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dividend equivalent rights.

Shares Subject to the Plan.  The total number of shares that can be delivered under the 2006 Plan is 3,860,000.  The total number of shares that may be delivered under the 2006 Plan with respect to ISOs is 3,860,000.  During any calendar year, no employee may be granted options, stock appreciation rights, restricted stock that vests on the achievement of performance goals (“Performance Stock”), restricted stock units that vest on the achievement of performance goals (“PSUs”) (or cash equal to the value of the shares underlying the units on the vesting date), or Bonus Stock with respect to more than 386,000 shares.

All of these limitations are subject to future adjustment for stock splits and similar events.  Shares available under the 2006 Plan may be authorized but unissued shares or reacquired shares, and currently consists of the Registrant’s common stock, par value $0.00001.

If any award that requires the participant to exercise the award for shares to be delivered terminates without having been exercised in full, if any shares subject to an award are forfeited, if any shares are withheld for the payment of taxes with respect to an award, or if any award payable in cash or shares is paid in cash rather than in shares, the unexercised portion of the award, the forfeited shares, the withheld shares, or the portion that was paid in cash will continue to be available for future awards.  However, if an option, stock appreciation right, Performance Stock, PSU or Bonus Stock is cancelled or forfeited, the shares subject to such awards will continue to be counted against the maximum number of shares specified above for which options, stock appreciation rights, Performance Stock, PSUs or Bonus Stock may be granted to an employee in any calendar year.

In addition, the aggregate fair market value, determined at the time the option is granted, of shares with respect to which ISOs are exercisable for the first time by any participant during any calendar year, under the 2006 Plan and under any other ISO plan of the Registrant or a related company, may not exceed $100,000.

Administration, Amendment and Duration of 2006 Plan.  The 2006 Plan will be administered by a committee of the Registrant’s board of directors (the “Committee”), except that the Registrant’s chief executive officer may grant a limited number of options to participants other than to himself, other executive officers who are “covered employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), directors and consultants.  Except as noted in the previous sentence, the plan administrator selects the participants who will receive awards, determine the type of award to be granted and determines the terms and conditions of the award.

ISOs may not be granted under the 2006 Plan after November 22, 2016.  The board of directors may at any time discontinue granting awards under the 2006 Plan and may at any time amend or terminate the 2006 Plan.  The plan administrator may amend any outstanding award without the consent of the grantee, except where such amendment adversely affects the grantee or causes an ISO, stock appreciation right or NQSO to be modified pursuant to Section 424(h) of the Code or within the meaning of Section 409A of the Code, as applicable.  The following amendments to the 2006 Plan may not be made without shareholder approval:

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an increase in the maximum number of shares with respect to which ISOs may be granted under the 2006 Plan;

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a change in the class of employees eligible to receive ISOs under the 2006 Plan;

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any amendment to the 2006 Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Code if compliance with Section 162(m) is appropriate; and

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any amendment of the 2006 Plan requiring shareholder approval under any other applicable law, rule or regulation.

Terms and Conditions.

Stock Options.  The 2006 Plan permits the plan administrator to grant options that qualify as ISOs under the Code and NQSOs that do not so qualify.  Only employees of the Registrant or a subsidiary may receive ISOs.  The plan administrator also determines the exercise price of each option.  The exercise price of an option, however, may not be less than 100% of the fair market value of the underlying shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder).  The exercise price of any option may not be less than the par value of the underlying share(s).

The plan administrator will fix the term of each option, but no term may exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder).  The plan administrator will determine at what time or times each option may be exercised and any conditions that must be met before an option may be exercised.  Options may be made exercisable in installments, and the exercisability of options may be accelerated by the plan administrator.

The exercise price of an option granted under the 2006 Plan may be paid: 1) in full in cash (or its equivalent); 2) by shares of stock which the participant already owns; 3) by shares of stock newly acquired on exercise of the option; 4) by delivery of an irrevocable undertaking by a broker to deliver promptly to the Registrant sufficient funds to pay the exercise price; or 5) by any combination of the foregoing.

Stock Appreciation Rights.  The plan administrator may grant stock appreciation rights that entitle the participant to receive upon exercise an amount (in shares, cash, or a combination of both) measured by the increase since the date of grant in the value of the shares covered by the right.  The plan administrator may accelerate the date(s) on which stock appreciation rights may be exercised.

Restricted Stock.  The plan administrator may grant shares of restricted stock (for any or no consideration), subject to any restrictions the plan administrator may determine.  Except with respect to restricted stock whose restrictions lapse upon the attainment of performance goals under Section 162(m) of the Code, the plan administrator may accelerate the date(s) on which the restrictions will lapse.  Before the lapse of restrictions on shares of restricted stock, the participant will have voting and dividend rights on the shares.  Any participant who makes an election under Section 83(b) of the Code with respect to restricted stock, regarding the immediate recognition of income, must provide the Registrant with a copy of the election within 10 days of filing the election with the Internal Revenue Service.

The Committee may provide that restricted stock vests only to the extent performance goals established by the Committee are met.  The Committee may select one or more performance criteria from the following list: sales, revenues, profit, return on sales, net operating profit after taxes, investment turnover, customer service indices, funds from operations, income from operations, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of shares, economic value added, total stockholder return, net income, pre-tax income, earnings per share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, revenue, net revenue growth, capacity utilization, new stores opened, customer penetration, increase in customer base, net income growth, expense control and/or hiring of personnel.  The criteria may apply to the individual, a division, the Registrant or a subsidiary of the Registrant.

Restricted Stock Unit.  The plan administrator may grant restricted stock units subject to any restrictions the plan administrator may determine.  A restricted stock unit entitles a participant to receive (with respect to a vested restricted stock unit) one share of stock, the cash value thereof, or a combination of both.  Restricted stock units are credited to a bookkeeping account in the participant’s name.

Although a participant will not have voting or dividend rights with respect to his or her restricted stock units, a participant will have dividend equivalent rights on his or her restricted stock units.  On each date that the Registrant pays a cash dividend to holders of shares, an additional number of restricted stock units equal to the total number of restricted stock units credited to the participant’s bookkeeping account on such date, multiplied by the dollar amount of the per share cash dividend, and divided by the fair market value of a share on such date will be credited to the participant’s account.  Restricted stock units attributable to such dividend equivalent rights will accumulate and vest at the same time as the restricted stock units to which they relate vest.

The Committee may provide that restricted stock units vest only to the extent performance goals established by the Committee are met.  The Committee may select one or more performance criteria from the above list for restricted stock.

Bonus Stock.  The plan administrator may grant awards entitling a participant to receive shares without payment therefor as a bonus for services provided to the Registrant or a related company.  Bonus Stock is fully vested on the date of grant.

Dividend Equivalent Rights.  The plan administrator may grant a separate award entitling a participant to receive dividend equivalent rights.  Such dividend equivalent rights shall accumulate and be paid shortly after they vest.  Once vested, they shall be paid at the same time corresponding cash dividends are paid to shareholders.

Treatment of Awards upon Termination of Service.  If a participant’s service terminates for any reason (including death or disability), all options and stock appreciation rights then held by the participant that were not exercisable immediately before the termination of service will terminate on that date, except as otherwise stated in the participant’s award agreement.  Any remaining options and stock appreciation rights will remain exercisable for one year from the date of termination of service by reason of death or disability, three months from the date of termination of service for any other reason, or for a shorter or longer period as stated in the participant’s award agreement.  Notwithstanding the post-termination exercise periods described above, no option or stock appreciation right may be exercised beyond its original term.

Except as otherwise stated in a participant’s award agreement, if a participant holds shares of restricted stock and terminates service for any reason, including death or disability, before the lapse of the restrictions, the participant will forfeit the shares to us.  Except as otherwise stated in a participant’s award agreement, restricted stock units and dividend equivalent rights (granted with respect to such units or granted on a stand-alone basis) to which a participant has not become entitled will terminate irrevocably upon the participant’s termination of service for any reason, including death or disability.

Transferability.  Awards generally are not transferable, except by will or under the laws of descent and distribution.  The plan administrator has the authority, however, to permit a participant to transfer NQSOs and stock appreciation rights.

Adjustments in Shares; Corporate Transactions.  If a stock dividend, stock split, reverse split, spin-off, or similar change in capitalization occurs, the Committee will make appropriate adjustments to the maximum number and type of shares that may be subject to awards and delivered under the 2006 Plan, the kind and aggregate number of shares to outstanding awards, the exercise price of outstanding options, and the amount over which appreciation of an outstanding stock appreciation right is measured.

If a corporate transaction such as a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation occurs, each outstanding award will be assumed by the surviving or successor entity, except that the Committee may elect to terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if the Committee determines that doing so is in the Registrant’s best interests.  If so, the Committee will give each participant holding an option and stock appreciation right not less than seven days’ notice before the termination to exercise any such option or stock appreciation right that is to be so terminated, to the extent it is then exercisable, before the termination.  Further, in the event of a corporate transaction, the Committee in its discretion, may:

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accelerate the date on which options, stock appreciation rights and restricted stock units (other than PSUs) vest; and/or

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remove restrictions from outstanding shares of restricted stock (other than Performance Stock).

The Committee may also change the terms of any outstanding award to reflect the corporate transaction, subject to certain limitations.  Finally, the Committee or the board of directors may, in lieu of the actions described above, arrange to have the surviving or acquiring entity grant the participant a replacement award that, in the judgment of the Committee, is substantially equivalent to the replaced award.

Change in Business Purpose and Reincorporation

Prior to November 22, 2006,  the Registrant’s business plan was focused on providing English to Chinese and Chinese to English translation services to technology companies (the “Prior Business Plan”).

On or about November 13, 2006, the Registrant was presented with a business opportunity by the management of a private Delaware corporation ("Target") that, upon evaluation, proved more interesting than the Prior Business Plan. As a result, the Registrant's management suspended its efforts in relation to the Prior Business Plan and entered into negotiations with Target. After conducting its due diligence and concluding negotiations it was determined that a reverse acquisition of Target was less speculative and contained greater benefits for the Registrant than the Prior Business Plan. In order to pursue this new business opportunity, the Registrant terminated its Prior Business Plan and entered into negotiations for an Agreement of Merger and Plan of Reorganization with Target.

In contemplation of a possible transaction with Target, effective November 22, 2006 the Registrant changed its state of incorporation from Nevada to Delaware. The change in the Registrant's state of incorporation was approved by its shareholders on November 22, 2006. The reincorporation in the State of Delaware was accomplished by the merger of New Age Translation, Inc., a Nevada corporation ("New Age-NV"), with and into New Age Translation, Inc., a Delaware corporation ("New Age-DE"), its wholly owned subsidiary, which was the surviving corporation in the merger (the "Surviving Corporation"). The Registrant's common stock will continue to be quoted on the Over the Counter Bulletin Board under the symbol NAGE.OB.

As a result of the merger, all of the assets, property, rights, privileges, powers and franchises of New Age-NV became vested in, held and enjoyed by the Surviving Corporation and all of the obligations of New Age-NV became obligations of the Surviving Corporation.

Item 3.03.

Material Modification to Rights of Security Holders.

Upon the effectiveness and as a result of the Merger, the Certificate of Incorporation and By-laws of New Age-DE became the Certificate of Incorporation and By-laws of the Surviving Corporation.

In addition, each share of common stock, par value $0.00001 per share, of New Age-NV that was issued and outstanding immediately prior to the Merger was converted into 3.18877518427542 issued and outstanding shares of common stock, par value $0.00001 per share, of the Surviving Corporation (“Common Stock”), so that the holders of all of the issued and outstanding shares of common stock of New Age-NV immediately prior to the Merger are the holders of Common Stock of the Surviving Corporation. All shares of New Age-DE owned by New Age-NV immediately prior to the Merger were surrendered to the Surviving Corporation and cancelled.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 22, 2006, by written consent of the sole member of the board of directors, New Age-NV amended Article III of its By-laws to permit actions by written consent of the shareholders to be taken by the shareholders holding a majority of the outstanding voting shares of New Age-NV.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Exhibits
2.1	Agreement and Plan of Merger, dated November 22, 2006, between New Age Translation, Inc., a Nevada corporation, and New Age Translation, Inc., a Delaware corporation
2.2	Certificate of Ownership and Merger merging New Age Translation, Inc., a Nevada corporation, with and into New Age Translation, Inc., a Delaware corporation
2.3	Articles of Merger merging New Age Translation, Inc., a Nevada corporation, with and into New Age Translation, Inc., a Delaware corporation
3.1	Certificate of Incorporation of New Age Translation, Inc., a Delaware corporation
3.2	By-laws of New Age Translation, Inc., a Delaware corporation
10.1	New Age Translation, Inc. 2006 Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE TRANSLATION, INC.
Dated: November 27, 2006	By:	/s/ John A. Fahlberg
		Name:	John A. Fahlberg
		Title:	President